Exhibit 99.1

Clinical Data, Inc. (r) Investor Presentation October 2006

Forward-Looking Statements SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 The following presentation contains certain forward-looking information about Clinical Data that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to statements regarding: our ability to successfully integrate the operations, business, technology and intellectual property obtained in our acquisitions; our ability to obtain regulatory approval for, and successfully introduce our new products; our ability to expand our long-term business opportunities; our ability to maintain normal terms with our customers and partners; financial projections and estimates and their underlying assumptions; and statements regarding future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether vilazodone will advance further in the clinical trials process and whether and when, if at all, vilazodone will receive final approval from the U.S. Food and Drug Administration and equivalent foreign regulatory agencies and for which indications; whether vilazodone will be successfully marketed if approved; the extent to which genetic markers (haplotypes) are predictive of clinical outcomes and drug efficacy and safety; our ability to achieve the expected synergies and operating efficiencies from all of our acquisitions; the strength of our intellectual property rights; competition from pharmaceutical, biotechnology and diagnostics companies; the development of and our ability to take advantage of the market for pharmacogenomic and biomarker products and services; general economic downturns; and other risks contained in our various SEC reports and filings, including but not limited to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, and our subsequent Current Reports on Form 8-K filed with the Securities and Exchange Commission. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Corporate Snapshot NASDAQ: CLDA Market Cap: ~$140 million Annualized Revenues of $80.0 million (on a pro forma basis) Approximately 400 employees International presence US, UK, France, Netherlands, Italy, Australia FDA, GLP, CLIA, ISO 9001, EN13485, CE

Divisional Structure Precigen Therapeutics, Inc. Vilazodone Phase III SSRI/5HT1A

Divisional Highlights Reorganized and streamlined CLDA assets and recent acquisitions into three divisions: PGxHealth Division Unique growth opportunity with a significant play in pharmacogenomics Leading position in molecular diagnostics, a new industry with growth potential that requires specialized expertise Opportunities for differentiated, high-margin products Vilazodone (Precigen Therapeutics, Inc - Carol Reed Presentation) A dual-acting serotonergic agent in Phase III of development with a companion pharmacogenetic test Move to Precigen Therapeutics to fund properly and insulate from services businesses Cogenics Division Extensive domestic and international client bases for broad range of positive margin services Services include sequencing, gene expression, genotyping, and other molecular services Vital Diagnostics Division An established, global business in classical diagnostics

Clinical Data Strategy Optimize value of vilazodone franchise - progress Phase III efficacy trial and identify genetic markers In license intellectual property and advance existing technology to develop and commercialize pharmacogenetics tests via PGxHealth. Drive adoption and growth of Therapeutic Diagnostics Restructure, grow and make profitable Cogenics. Leverage the division to fuel PGxHealth genetic marker and companion diagnostic initiatives Monetize Vital Diagnostics

Key Achievements To Date In FY 2007 Built Management Team - Hired key management including CFO, Cogenics Head, and Head of Lab Operations Progressing on Recruitment for Vilazodone Phase III Trial Increased overall revenue for the company in FY Q1 while significantly reducing cash burn during the period Major activity to reduce costs in the molecular services businesses including consolidation of facilities, headcount reductions, restructuring of obligations from acquisitions, divestiture of losing asset TII, improvements in purchasing, and use of technology Many of these activities will begin to show positive impact in the coming quarters Revenue from Familion tests continues on course to double revenues from FY 2006. Second strong quarter Announced launch of Warfarin (Oct.) and Clozapine-Induced-Agranulocytosis (Dec.) tests In licensed and optioned new genetic markers in CNS, CV and other areas that will lead to new pharmacogenetics tests Vital Diagnostics division performance positive Sector is witnessing increasing consolidation Strong business development activities

Financial Performance - First FY Quarter (Ending June 30, 2006) Cash used in Operations: $4.3 m v. $8.7 m Fiscal 4Q06 (~ 51% sequential improvement) Revenue (record): $24.8 m v. $23.2 m Fiscal 4Q06 (~ 7% sequential improvement) Up from $12.8 m same quarter last year Net loss: $6.2 m v. $8.9 m Fiscal 4Q06 (~ 31% sequential improvement) Cash balance 6/30/06: $19.0 m v. $7.2 m Fiscal 4Q06 Vilazodone expenses: ~ $1.3 m (will increase in future quarters as Phase III trial intensifies)

PGxHealth Overview PGxHealth is a newly formed unit of Clinical Data focused on an emerging, rapidly growing market Current world market for traditional molecular diagnostics is ~ $1 billion Forecast to reach $3 - $5 billion by 2009 with genetic testing leading growth CAGR of 21.7% anticipated until 2009 Business is high margin, high potential growth area for Clinical Data FDA is a strong proponent of the use of pharmacogenomics in drug development The unit leverages assets acquired in the area of genetic marker development and clinical diagnostics Services marketed to providers, payers and patients Emphasis on neuro-psychiatric, cardiology and oncology areas

PGxHealthTM Focus Leverage recent advances in pharmacogenetics (PGx(tm)) with our expertise in genetic biomarker development and commercialization to provide novel, high value and proprietary diagnostics leading to more efficacious, safer, and less-costly, "targeted" therapies. Introducing Therapeutic Diagnostics(tm)

PGxHealth Strategy Secure IP for genetic marker identification and Therapeutic Diagnostics development and commercialization Validate and commercialize a growing pipeline of pharmacogenetic tests Create high margin, proprietary tests Participate in value generated for drug manufacturers, health insurers, PBM's (Pharmacare is the first example) from integration of pharmacogenetic testing Incorporate Therapeutic DiagnosticsTM into managed care markets and demonstrate ROI to increase adoption Infuse PGx tests into best practices - Content, Clinical Decision Support, ROI analysis

Value of Clinical Pharmacogenetics Substantially reduces therapeutic costs and the overall cost of care Improves patient outcomes Aligns with quality measures and pay-for-performance initiatives Leverages proprietary diagnostic products resulting in higher returns compared to traditional diagnostics Must be clinically sound Creates new revenue streams for constituents as others revenue sources contract Growing regulatory support for pharmacogenomics in clinical care Clinical Data is an emerging leader in commercializing pharmacogenetics to guide drug therapy

PGxHealth Focus: Address Unmet Market Needs - Reduce Cost of Trial and Error Treatment Disease progression Diagnosis Drug 2 Drug 3 Drug 4 Drug 1 Time/Cost Reactive Care Diagnosis PGx Drug 1 Time/Cost Predictive Care

PGxHealth Focus: Address Unmet Market Needs - Patient Response Genetic markers identify those who will best respond to certain drugs

PGxHealth Focus: Address Unmet Market Needs - Patient Safety 5% of all hospital admissions (1.5 million cases) 106,000 deaths in USA annually 2.2 million patients suffer serious, but not deadly, side effects. Increased length of hospital stay Increased cost per patient - $2500 ADR associated costs $177 billion Disproportionately associated with drugs metabolized by enzymes known to have reduced or non-functional genetic variants* *JAMA 286: 2270, 2001 Pharmacogenetic safety biomarkers identify patients most likely to develop serious adverse drug reactions

PGxHealth Product Portfolio Test Development and Growth Test Therapy/Pathology Therapeutic Area Cardiac Channelopathies (Acute Cardiac Symptoms) Cardiovascular CARING (clozapine) Antipsychotics CNS Warfarin Anticoagulation Cardiovascular Drug Metabolizing Enzymes Various Various TPMT Test Multiple: Childhood Leukemia, Drug Toxicity Oncology Inherited Long QT

Familion Testing On Track For Strong Year Apr Q2004 Jul Q2004 Oct Q2004 Jan Q2005 Apr Q2005 Jul Q2005 Oct Q2005 Jan Q2006 Apr Q2006 Jul Q2006 Revenue/Quarter 0 54000 175485.5 215154.5 414275.4 486000.5 611100.5 812700 809293.66 854100 # Tests/Quarter 0 10 33 53 103 135 170 227 234 275 First Two Quarters FY 2007

PGxHealth Key Differentiators Deep understanding of clinical genetics and ability to identify valuable markers Innovator of the application of haplotypes and SNP's to biomarker development Experience developing and running complex, pharmacogenetic assays in a CLIA lab environment Owen and operate two (2) CLIA labs Understanding of which science leads to true clinical utility Strong in licensing, validation and commercialization capabilities Seasoned management from managed care and care delivery settings

Cogenics: Overview Leading provider of high quality sequencing, gene expression, genotyping, and other molecular services worldwide Pharmaceutical, biotech, agricultural, government, and academic clients Full range of regulatory compliance CLIA GLP/cGMP Operational sites in the US (Texas, Connecticut, North Carolina) and Europe (France and UK) Intersects with next generation genomic testing for diagnostics and targeted drug therapy (companion diagnostics Rx/Dx) Business has a mix of margins - classic non-proprietary services business Extensive customer base in the US and abroad

Cogenics: Service Portfolio


LCM + Macrodissection
Cells
Blood
BioRepository
BioRepository
RNA
RNA Extraction
DNA Extraction
DNA
RNA Expression Analysis
cDNA Library Construction & Screening
Sequencing
Q-PCR
Other Molecular
Genotyping
• Affymetrix Microarrays
• Aglient Microarrays
• Q-RTPCR
• Northern Blot Analysis
Key
Genotyping
Gene Expression
Biorepository & Extraction
Sequencing and Related Services
Sample Types
• GLP/cGMP
• Express
• High Throughput
• Shotgun
• Primer Walking
• SNP Discovery
• CLIA
• Cancer Gene
• Copy # Analysis
• Residual DNA Quantitation
• Biodistribution
• Custom Assay Development
• Genetic Stability Testing
-Insertion Site # Analysis
-Marker Retention Analysis
-Structure Confirmation
-Phage Detection
-Plasmid Loss Studies
• Affymetrix Whole Genome Assoc.
• Affymetrix DNA Analysis
• Affymetrix DME-T Chip
• Agilent cGH Array
• Sequenome High Throughput
• Clinical Trial
• Diagnostic
• Research

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Cogenics: Key Objectives Work aggressively toward profitability Establish brand position as major independent provider of pharmacogenomics and molecular services Strongly market broad integrated service offering Leverage/grow regulated services Growing market need Weakness of core labs, academia, many competitors Increase penetration into existing customer base Enhance technology platform base

Vital Diagnostics Highly stable, low growth markets Neutral but increasing cash flows Managed for cash flow and disposition Expected cash value: $35 - 60 million

Vital Diagnostics: Profile

- Market Leader in Moderate Complexity Diagnostics
- Annualized Revenues of ~ $57M
- ISO 9001, EN13485, CE, FDA

- **Vital Scientific NV** *Spankeren, The Netherlands - Instrumentation Development and Production*
- **Vital Diagnostics Pty. Ltd.** *Sydney, Australia - Diagnostics distribution and immunoassay manufacturing*
- **Electa Lab Srl** *Forli, Italy - ESR Immunochemistry Instrumentation*
- **Clinical Data S&S, Inc** *Smithfield RI and Brea CA - Equipment distribution, reagent manufacturing & consulting*

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Vital Diagnostics: Products and Services Analyzers Chemistry Hematology ESR Immunoassay Coagulation Reagents Chemistry Hematology Coagulation Consulting Provide consulting and laboratory management services to larger multispecialty clinics and Group Practices US Nationwide Service and Technical Support business Leading provider of clinical laboratory analyzers and reagents worldwide to the small/medium clinical laboratory International presence Selling in >100 countries world-wide Strong offerings to key markets US POL, US hospital (ESR), International small laboratory, Analyzer platform OEM Niche IVD market Limited growth area

Corporate Overview July 14, 2006 Clinical Data, Inc. (r) Clinical Data, Inc. (r) FY 2007 Q2 Objectives

FY 2007 Q2 Objectives Vilazodone: Advance vilazodone clinical trial and activities related to Precigen Therapeutics PGxHealth - Therapeutic Diagnosticstm: Grow the Long QT franchise Prepare for launch of new tests in the PGxHealth group Expand test distribution abroad Access new IP for new marker validation and tests commercialization / build pipeline Increase business development activity and form managed care relationships Cogenics: Further reduce costs associated with the Cogenics services businesses Position unit to grow through brand recognition Introduce new services, build strong sales presence, and grow profitable revenue lines. Move toward unit profitability Vital Diagnostics: Grow the business and expand distribution Focus product development resources Monitor consolidation in the sector Examine strategic value of division Improve management discipline and visibility Increase CLDA visibility with investors Conserve cash used for operations while refocusing the business

Corporate Overview July 14, 2006 Clinical Data, Inc. (r) www.clda.com Investor inquiries: John Quirk 1-646-536-7029 Clinical Data, Inc. (r)